Investor Update
UBS 2006 Natural Gas & Electric Utilities Conference
February 16, 2006
New York, NY

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
Important Note to Investors:
Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "can," "could," "estimate," "expect," "forecast," "indicate," "intend," "may," "plan," "predict,"
"project,” "future," "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters,  concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL
Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission.  Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission.  Earnings guidance is only effective as of the date it is given.  The company further disclaims any duty to update its guidance.

TEXAS
TENNESSEE
VIRGINIA
GEORGIA
FLORIDA
Atlanta Gas Light Service Area
Chattanooga Gas Service Area
Elizabethtown Gas Service Area
Elkton Gas Service Area
Florida City Gas Service Area
Virginia Natural Gas Service Area
AGL Resources Headquarters
AGL Networks Service Area
Sequent Energy Management
Jefferson Island Storage & Hub
LNG Facilities

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
Virginia Joint-Use Pipeline
AGL Resources
Customers Served	2.2 Million
Market Capitalization	$2.8 Billion
Employees	2,385
Distribution Pipeline	45,000 Miles
Salt-Dome Storage	9.4 Bcf
Liquefied Natural Gas	5 Facilities
Regulatory Jurisdictions	6 States & FERC*
NEW
JERSEY
MARYLAND
LOUISIANA
* Jefferson Island Storage & Hub current total
capacity; working gas capacity is 7.3 Bcf.
** FERC does not regulate rates for AGL
Resources’ six utility jurisdictions.

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
Where Are the Growth Opportunities?
•
LDCs must be competitive and focus on improving customer service through driving technology and productivity improvements
•
Consolidation in the LDC space is inevitable, given the staggering number of standalone companies
•
Peak demand continues to be a challenge, and must be met with regional solutions – e.g., incremental storage, pipeline and/or LNG investments
•
Strong regulatory relationships are central to our strategy of optimizing returns – conversely, an unfavorable regulatory
environment would be one of the biggest obstacles to growth
•
Acquisition and effective integration of regulated franchises requires reasonable valuations and appropriate regulatory treatment (e.g., synergies, goodwill)

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
There Are 250+ Natural Gas Utilities in Just the Six States
We Serve Along the Eastern Seaboard – Serving Less Than 9 Million Customers
Source:  American Gas Association; “utilities”
include municipals, cooperatives, and marketers in
addition to investor-owned LDCs.
LDC Consolidation Is Inevitable

12
10
8
6
4
2
0
LDCs (1997-2000)*
Pipelines (1997-2000)*
LDCs (2001-2004)*
Pipelines (2001-2004)*
TXU Gas
NUI
PG Energy

AGL Resources

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
Represents average EV/EBITDA for acquisitions during time period indicated.
Source:  SEC filings, FERC filings, company news releases and investor presentations.
Enterprise Value/EBITDA
Growth … But at What Price?
Variation in Acquisition Valuation

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,766
$1,647
$1,175
$1,114
NUI 2004
NUI 2005
Total 2004
Total 2005

1,400
1,200
1,000
800
600
400
200
0
456
943
1,038
1,092
NUI 2004
NUI 2005
Total 2004
Total 2005

AGL Resources

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
NUI Acquisition – Year One:
•
Accretive to earnings within 9 months
•
Consolidated all primary corporate (HR,
finance/accounting, etc.) and operational
functions (call center, dispatch, etc.)
•
Divested appliance businesses in New Jersey
and Florida
•
Sold Saltville interest, Virginia Gas Distribution
and UBS (billing services)
•
Assumption of NUI asset management by
Sequent
•
Brought NUI utility operating metrics to a level
more in line with our other franchises
•
Successfully managed labor negotiations in
New Jersey and managed through a brief strike
in Florida
•
ATG stock is up ~6% since acquisition closing
Net Cost Per New Meter
Customers Per Employee
A Well-Executed Integration Strategy
is Essential to Success

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
Rockies
Chicago
Mid Cont Field
S. Texas
Mid Atlantic
Northeast
Henry Hub
Waha
7.940
7.025
5.470
7.150
5.645
7.235
5.875
7.205
5.755
8.255
6.410
6.310
8.940
9.190
8.470
6.630
Locational Spreads*
Rockies to Henry
Waha to Henry
MC to Henry
Chicago to Henry
MA to Henry
NE to Henry
STX to Henry
Florida Z3 to Henry
2005
(.94)
(.765)
(.655)
(.1)
.22
2.78
(.535)
.46
2006
(1.23)
(1.105)
(1.05)
(.315)
.215
.685
(1.02)
.02
Florida Zone 3
8.275
6.870
*Gas Daily Price comparisons are for Jan 25, 2005 &  Jan 25, 2006
Investing In The Right Infrastructure

Transcontinental Gas Pipeline Corp
Southern Natural Gas Co
Southern Natural Gas Co (SGNG)
IN
KY
WV
VA
NC
TN
OK
AR
SC
MS
AL
GA
TX
LA
FL
Henry Hub
JISH
Gulf of Mexico

AGL Resources Mapping Services July 2004

Three Dimensional Sonar Survey

1500 Ft
250 Ft

Cove Point LNG
VNG Propane
Pivotal Propane

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
Growth Will Require An Active Business
Development Cycle
Jefferson Island Storage & Hub (JISH)
•
Acquired in Oct. 2004, JISH is a
strategically located salt-cavern storage
facility located 10 miles northeast of
Henry Hub; working gas capacity of 7.2
MMDth
•
Facility was accretive to earnings from
day one
•
Expanded inventory cycle from 10- to
12-turn
•
Fully subscribed with diverse portfolio of
customers
•
Building two additional caverns - will more than double storage capacity (3rd cavern expected to come on-line in 2009; 4th in 2011); approximate cost of up to $160 million capital investment
Pivotal Propane of Virginia
•
Improves system reliability and serves
peak demand in Virginia
•
Rates allow capital recovery of 10.9%

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
The Consolidation Growth Strategy
•
Creating cost savings through acquisitions
–
Creating workable regulatory compacts on the front end with state regulators
–
Delivering on integration, meeting milestones, and creating real value for customers and shareholders
•
The Future: “Business Process Excellence”
–
May include outsourcing of certain functions
–
Regulatory issues may have to be addressed
•
Creating the right infrastructure investment opportunities
–
High throughput storage facilities and pipelines connecting
strategic resources

15%
10%
5%
0%
10.90%
10.90%
10.20%
10.00%
11.25%
AGLC
VNG
CGC
ETG
FCG

AGL Resources

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
Authorized ROEs By Utility
Execution on the Regulatory Front is
Critical to Optimizing Returns
•
Stay-outs in Georgia (5 years) and New
Jersey (5-year rate freeze with 75%
sharing in years 4 and 5)
•
Proposed PBR plan, with 5-year rate
freeze, pending in Virginia
•
Straight-fixed variable rates in Georgia,
and weather normalization (WNA)
programs in New Jersey, Tennessee and
Virginia – provide protection from
dramatic weather fluctuations
•
Pipeline replacement program (PRP) in
Georgia; applied for in New Jersey
•
PGA adjustment for bad debt in
Tennessee
•
Sequent asset manager for all utilities

FFO
FFO
$500
$400
$300
$200
$100
$0
70
113
36
45
75
169
40
95
101
219
24
48
116
203
13
30
121
185
15
35
128
209
13
37
135
153
22
45
2003
2004
2005
2006P
2007P
2008P
2009P
PRP
ERC*
Other CapEx
Dividends**

AGL Resources

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
Cash Flow to Fund Future Growth Initiatives
A Strong Long-Term Outlook Due to the Extension of PRP Rider
Program and Completion of Georgia ERC Rider Program
* Environmental costs include remainder of AGLC program and remediation costs for former NUI utilitites
** Assumes 5% dividend increase 2007 – 2009
NOTES:  Chart excludes interest charges; 2005 Cap Ex higher than original forecast because of temporary higher working capital needs; PRP and ERC costs recoverable through rate rider mechanisms.
($MM)
Excess cash
available for debt
pay-down, dividend
increases or growth
initiatives
‘05-’09 FFO
CAGR = 7.7%

UBS Feb. 2006 Natural Gas & Electric Utilities Conference
4-6%
Year-to-year
earnings per
share growth
4-5%
Competitive
dividend yield
Target
Actual
The compound annual growth rate of ATG’s peer
group for the period 2001-2005 was 5% *
EPS CAGR from
2001-2005
was 10.6% *
Current dividend
yield is 4.2%
* Based on reported basic earnings per share.
Combination of Organic Growth and
Asset Acquisition Supports Our
Long-Term Value Proposition
How do we deliver
the results?
•
Growth in earnings and
dividends
•
Focus on returns and capital
deployment
•
Buy assets at attractive prices
•
Maintain an appropriate capital
structure
•
Improve cash flow from
operations
•
Manage the details

UBS Feb. 2006 Natural Gas & Electric Utilities Conference